EXHIBIT 10.31

                             FIFTH ADDENDUM TO LEASE
                                 BY AND BETWEEN
                     THE JOSEPH AND EDA PELL REVOCABLE TRUST
                                ("THE LANDLORD")
                                       AND
                      FAIR, ISAAC AND COMPANY, INCORPORATED
                                 ("THE TENANT")


         This Fifth Addendum to Lease dated November 22, 1996 ("Fifth Addendum"), is hereby attached to and incorporated into and made a part of that Lease dated October 11, 1993, by and between The Joseph and Eda Pell Revocable Trust and Fair, Isaac and Company, Incorporated as amended by a First Addendum to Lease; a Second Addendum to Lease dated January 31, 1994; a Third Addendum to Lease dated December 15, 1994; and Fourth Addendum to Lease dated April 3, 1995 ("the Lease"). The parties agree to the following terms and conditions set forth herein below:

                                    Recitals

         A. Landlord and Tenant are parties to the Lease pursuant to which Landlord leased to Tenant and Tenant leased from Landlord office space containing approximately 11,875 rentable square feet and 10,642 useable square feet comprising part of the of the First Floor of that certain office building known as Regency Center I ("Regency I") located at 100 Smith Ranch Road, San Rafael, California ("the Premises").

         B. Landlord is currently constructing a building adjacent to Regency I, which new building will be known as Regency Center II, and which will be leased in its entirety to Tenant pursuant to an Office Building Lease of even date herewith.

         C. Landlord and Tenant now desire to amend the Lease as hereinafter set forth.

         D. The capitalized terms herein, unless otherwise indicated, shall have the meanings ascribed to them in the Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Paragraph 3 ("Right of First Opportunity") of the First Addendum to Lease is hereby deleted in its entirety.

         2. Subparagraph A and sub-subparagraph (i) of Paragraph 2 ("Option to Extend") of the First Addendum to Lease are hereby deleted and the following substituted therefor:

                  "A. Landlord grants to Tenant the option to extend the term of this Lease for the Existing Premises for one (1) ten (10) year period commencing upon expiration of the Term for the lease of the Existing Premises, upon each and all of the following terms and conditions:"

                           "(i) Tenant gives to Landlord and Landlord receives notice of the exercise of the option to extend this Lease for said additional term no later than twelve
                           (12) months prior to the time that the option period would commence if the option were exercised, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;"

         3. Except as set forth herein, the Lease shall remain unmodified and in full force and effect. Should there by any conflict between the terms of the Lease and the terms of this Fifth Addendum, the terms of this Fifth Addendum shall control.

         IT WITNESS WHEREOF, the parties have executed this Fifth Addendum to Lease as of the date first written above.


                                         The Joseph and Eda Pell RevocableTrust



                                         By:  /s/ Joseph Pell
                                              --------------------------------
                                         Joseph Pell, Trustee



                                         By:  /s/ Eda Pell
                                              --------------------------------
                                         Eda Pell, Trustee



                                         Fair, Isaac and Company, Incorporated



                                         By:  /s/ Michael C. Gordon
                                              --------------------------------
                                         Its: Vice President